Exhibit 99.1350CERT


     Certification Pursuant to Rule 30a-2(b) under the 1940 Act and
                  Section 906 of the Sarbanes Oxley Act


Pursuant to 18 U.S.C. 1350, the undersigned officer of BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC (together, the "Registrants"), hereby certifies, to the best of his knowledge, that the Registrants' Report on Form N-CSR for the period ended November 30, 2007, (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of each Registrant.


Date: January 16, 2008


/s/ Donald C. Burke
-------------------
Donald C. Burke, Chief Executive Officer (principal executive officer) of BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and
BlackRock Master Small Cap Growth Portfolio of
BlackRock Master LLC


Pursuant to 18 U.S.C. 1350, the undersigned officer of BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC (together, the "Registrants"), hereby certifies, to the best of his knowledge, that the Registrants' Report on Form N-CSR for the period ended November 30, 2007, (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of each Registrant.


Date: January 16, 2008


/s/ Neal J. Andrews
-------------------
Neal J. Andrews, Chief Financial Officer (principal financial officer) of BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and
BlackRock Master Small Cap Growth Portfolio of
BlackRock Master LLC




This certification is being furnished pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.